SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  April 3, 1997
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
--------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:     (919) 977-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events:
On April 3, 1997, Centura Banks, Inc. ("Centura") announced earnings for the three months ended March 31, 1997. Centura's net income increased to $17.9 million compared to $17.6 million for the same period of 1996. Fully diluted earnings per share increased to $.68 compared to $.67 in the first quarter of 1996. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: April 3, 1997                       By:      /s/Steven Goldstein
                                                      Steven Goldstein
                                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                                                    Sequential
                                                                          Page
Exhibit                   Description of Exhibit                        Number
--------------------------------------------------------------------------------


99                Press release dated April 3, 1997                       5

For Immediate Release

April 3, 1997

For More Information, Contact:                       Steven Goldstein
                                                     Chief Financial Officer
                                                     (919) 977-8356
                                                     sgoldstein@centura.com



CENTURA BANKS INC. REPORTS HIGHER FIRST QUARTER EARNINGS


         ROCKY MOUNT, N.C. -- Centura Banks Inc. (NYSE:CBC) announced today that net income for the first quarter of 1997 increased to $17.9 million compared to $17.6 million for the same period one year ago. Fully diluted earnings per share increased to 68 cents from 67 cents in the first quarter of 1996.
         The increase results from continued growth in noninterest income, which rose 5.7 percent from the first quarter of 1996 to $26.0 million. Sources included in noninterest income performance include brokerage and insurance commissions, service charges on deposit accounts, and income from mortgage activities and operating leases.
         "Our performance during the first quarter is in line with our plan as we continue to focus on improving operating efficiency and revenue growth," said Cecil W. Sewell, Centura's chairman and chief executive officer. "We are particularly pleased with the results of the current quarter, which reflect the investments associated with the recent
                                     -more-


CENTURA REPORTS FIRST QUARTER EARNINGS INCREASE
PAGE TWO
APRIL 3, 1997

opening of 21 in-store facilities. Our in-store initiative, led through a strategic alliance with Hannaford, entails opening financial centers in more than 30 stores by the end of 1998, 24 of which will open by the end of 1997. Although the pace requires a significant front-end investment, a unique opportunity to co-brand with a top quality company such as Hannaford in key markets presents a compelling, time-sensitive business case. We are also pleased with the continuing positive results from our online banking and checking account restructuring initiatives."
         For the quarter, return on assets was 1.17 percent and return on equity was 14.84 percent. Deposits increased 9.6 percent to $4.7 billion over the comparable quarter end of 1996, while loans increased 6.4 percent to $4.1 billion. Net charge-offs were 0.28 percent of average total loans compared with charge-offs of 0.41 percent in the fourth quarter of 1996. Centura's net interest margin also showed improvement over the comparable quarter, rising to 4.58 percent for the quarter.
         With assets of $6.4 billion, Centura provides a complete line of banking, investment, insurance and trust services to individuals and businesses throughout North Carolina. It provides services through 168 financial stores, including 15 in supermarkets; more than 265 ATMs at financial centers, Wal-Mart and Sam's stores; the Centura Highway telephone banking center; Quicken, QuickBooks, Microsoft Money software and America Online.
                                                                  ###


FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARY
                                                              3 Months           3 Months
                                                                Ended              Ended
                                                              March 31           March 31
                                                            ---------------------------------------------------
(In thousands, except share and per share data)                  1997               1996             Change
---------------------------------------------------------------------------------------------------------------
EARNINGS
      Interest income                                 $        119,843   $        113,304                5.8%
      Interest expense                                          55,958             54,276                3.1
      ---------------------------------------------------------------------------------------------------------
      Net interest income                                       63,885             59,028                8.2
      Provision for loan losses                                  2,894              2,065               40.1
      Noninterest income                                        25,985             24,579                5.7
      Noninterest expense                                       59,033             53,462               10.4
      Income taxes                                              10,069             10,439               (3.5)
      ---------------------------------------------------------------------------------------------------------
      Net income                                      $         17,874   $         17,641                1.3%
      =========================================================================================================
      Net interest income, taxable equivalent         $         65,577   $         60,550                8.3%
      =========================================================================================================

PER COMMON SHARE
      Net income-primary                              $           0.68   $           0.67                1.5%
      Net income-fully diluted                                    0.68               0.67                1.5
      Cash dividends paid                                         0.25               0.25                 --
      Book value                                                 19.08              17.43                9.5
      Closing market price                                       39.00              36.75                6.1

FINANCIAL RATIOS
      Return on average assets                                    1.17%              1.23%                (6)bp
      Return on average shareholders' equity                     14.84              15.88               (104)
      Equity to assets (average)                                  7.90               7.77                 13

AVERAGE BALANCES
      Assets                                          $      6,184,718   $      5,751,434                7.5%
      Earning assets                                         5,692,783          5,305,364                7.3
      Loans                                                  4,107,133          3,820,022                7.5
      Investment securities                                  1,552,675          1,450,207                7.1
      Noninterest-bearing deposits                             657,971            602,728                9.2
      Core deposits                                          4,310,475          3,876,641               11.2
      Total deposits                                         4,657,405          4,353,866                7.0
      Interest-bearing liabilities                           4,955,541          4,610,606                7.5
      Shareholders' equity                                     488,609            446,830                9.4

PERIOD END BALANCES
      Assets                                          $      6,376,713   $      5,840,345                9.2%
      Earning assets                                         5,815,468          5,367,525                8.3
      Loans                                                  4,130,233          3,882,272                6.4
      Investment securities                                  1,663,427          1,455,907               14.3
      Noninterest-bearing deposits                             711,467            622,134               14.4
      Core deposits                                          4,407,852          3,895,126               13.2
      Total deposits                                         4,748,245          4,330,669                9.6
      Shareholders' equity                                     491,367            445,332               10.3




--------------------------------------------------------------------------------------------------------------
bp Change is measured as difference in basis points.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARY
                                                         3 Months        3 Months
                                                          Ended           Ended
                                                         March 31        March 31
(In thousands, except share data)                          1997            1996          Change
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
      Average primary                                    26,287,712      26,177,097          0.4%
      Average fully diluted                              26,287,712      26,191,058          0.4
      Outstanding                                        25,752,174      25,543,090          0.8

COMPOSITION RATIOS*
      Earning assets to assets                                92.05%          92.24%       (19)bp
      Loans to earning assets                                 72.15           72.00         15
      Interest-bearing liabilities to earning assets          87.05           86.90         15
      Loans to total deposits                                 88.19           87.74         45
      Noninterest-bearing deposits to total deposits          14.13           13.84         29


ALLOWANCE FOR LOAN LOSSES
      Beginning balance                              $       58,715  $       55,070          6.6%
      Provision for loan losses                               2,894           2,065         40.1
      Charge-offs                                            (3,617)         (1,312)       175.7
      Recoveries                                                770             660         16.7
      ------------------------------------------------------------------------------------------------
          Net charge-offs                                    (2,847)           (652)       336.7
      ------------------------------------------------------------------------------------------------
      Ending balance                                 $       58,762  $       56,483          4.0%
      ================================================================================================

      Net charge-offs to average loans                         0.28%           0.07%        21 bp
      ================================================================================================


COMPOSITION OF RISK ASSETS
      Nonaccrual loans                               $       22,767  $       17,440         30.5%
      Restructured loans                                      --              1,031       (100.0)
      --------------------------------------------------------------------------------------------
          Nonperforming loans                                22,767          18,471         23.3
      --------------------------------------------------------------------------------------------
      Foreclosed property                                     4,001           2,633         52.0
      --------------------------------------------------------------------------------------------
      Nonperforming assets                           $       26,768  $       21,104         26.8%
      ============================================================================================


ASSET QUALITY RATIOS**
      Nonperforming assets to:
          Loans and foreclosed property                        0.65%           0.54%        11 bp
          Total assets                                         0.42            0.36          6
      Nonperforming loans to total loans                       0.55            0.48          7
      Allowance for loan losses to total loans                 1.42            1.45         (3)
      Allowance for loan losses to nonperforming loans         2.58x           3.06x       (47)


------------------------------------------------------------------------------------------------------
   bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances.
   **Balance sheet amounts used in calculations are based on period end balances.
    #Date presented is annualized.


OTHER FINANCIAL DATA, continued
CENTURA BANKS, INC. AND SUBSIDIARY

                                              3 Months   3 Months
                                               Ended      Ended                    As a Percent of
                                              March 31   March 31                  Average Assets#
                                                                                   ---------------
(Dollars in thousands)                          1997       1996       Change         1997     1996
----------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts         $   9,212  $   8,042        14.6%        0.60%    0.56%
Credit card and related fees                    1,294      1,066        21.4         0.08     0.07
Insurance & brokerage commissions               3,244      2,534        28.0         0.21     0.18
Other service charges, commissions and fees     1,699      1,012        67.9         0.11     0.07
Fees for trust services                         1,950      1,646        18.5         0.13     0.12
Mortgage income                                 2,673      3,363       (20.5)        0.18     0.24
Negative goodwill amortization                    334        334         --          0.02     0.02
Operating lease fees                            3,037      3,101        (2.1)        0.20     0.22
Other noninterest income                        2,636      2,878        (8.4)        0.18     0.20
---------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
     transactions                              26,079     23,976         8.8         1.71     1.68
Securities gains (losses), net                    (94)       603      (115.6)       (0.01)    0.04
---------------------------------------------------------------------------------------------------
Total noninterest income                    $  25,985  $  24,579         5.7%        1.70%    1.72%
===================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                       $  21,576  $  21,049         2.5%        1.41%    1.47%
Fringe benefits and other personnel costs       6,181      5,415        14.1         0.41     0.38
Occupancy                                       3,338      3,093         7.9         0.22     0.22
Equipment                                       5,165      4,408        17.2         0.34     0.31
Foreclosed real estate losses and related
     operating expense                            324        138       134.8         0.02     0.01
Marketing                                       2,023      1,701        18.9         0.13     0.12
Professional fees                               4,626      2,840        62.9         0.30     0.20
Other administrative                            2,041      1,978         3.2         0.13     0.14
FDIC insurance                                    316        962       (67.2)        0.02     0.07
Deposit intangible and goodwill amortization    1,418      1,234        14.9         0.09     0.09
Office supplies, postage and telephone          4,506      3,872        16.4         0.30     0.27
Depreciation on leased equipment                1,918      2,025        (5.3)        0.13     0.14
Other operating                                 5,601      4,747        18.0         0.37     0.32
---------------------------------------------------------------------------------------------------
Total noninterest expense                   $  59,033  $  53,462        10.4%        3.87%    3.74%
===================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +                32.37%     34.77%       (240)bp
Efficiency ratio***                             64.47%     62.80%        167 bp
Net interest income analysis-taxable equivalent:
     Selected average yields/rates:
         Loans                                   9.32%      9.46%        (14)bp
         Taxable securities                      6.58       6.41          17
         Tax-exempt securities                   8.81       8.76           5
         Short-term investments                  5.40       4.57          83
--------------------------------------------------------------------------------------

         Interest-earning assets                 8.57       8.62          (5)
--------------------------------------------------------------------------------------
         Total interest-bearing deposits         4.38       4.52         (14)
         Borrowed funds                          5.00       5.24         (24)
         Long-term debt                          6.28       6.46         (18)
--------------------------------------------------------------------------------------

         Total interest-bearing liabilities      4.58       4.73         (15)
--------------------------------------------------------------------------------------
         Interest rate spread                    3.99       3.89          10
         Net interest margin                     4.58       4.51           7


==============================================================================================
  bp Change is measured as difference in basis points.
 *** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
   + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARY


                                                    1997         1996
                                                ------------ ------------------------------------------------------   1St qtr 97
                                                   First        Fourth        Third         Second         First          vs.
(Dollars in thousands)                            Quarter       Quarter      Quarter       Quarter        Quarter     4th Qtr 96
------------------------------------------------------------ ------------------------------------------------------ ----------------
FINANCIAL SUMMARY *
      Assets                                   $ 6,184,718   $ 6,197,670   $ 6,024,327   $ 5,848,330   $ 5,751,434        (0.2)%
      Earning assets                             5,692,783     5,703,321     5,544,087     5,384,075     5,305,364        (0.2)
      Loans                                      4,107,133     4,181,963     4,097,846     3,954,978     3,820,022        (1.8)
      Investment securities                      1,552,675     1,491,008     1,407,955     1,395,395     1,450,207         4.1
      Total deposits                             4,657,405     4,723,099     4,592,544     4,348,934     4,353,866        (1.4)
      Interest-bearing liabilities               4,955,541     4,944,155     4,813,779     4,692,359     4,610,606         0.2
      Stockholders' equity                         488,609       472,484       457,072       438,358       446,830         3.4
      Total market capitalization (period end)   1,004,335     1,145,458     1,002,912       925,033       938,709       (12.3)
      Net income                                    17,874        18,535        14,716        17,259        17,641        (3.6)


PROFITABILITY/PERFORMANCE SUMMARY *
      Pretax operating profit margin +               32.37%        32.02%        26.96%        33.53%        34.77%         35 bp
      Efficiency ratio ***                           64.47         65.09         70.38         63.71         62.80         (62)
      Net interest margin #                           4.58          4.66          4.61          4.58          4.51          (8)
      Return on average assets #                      1.17          1.19          0.97          1.19          1.23          (2)
      Return on average equity #                     14.84         15.61         12.81         15.84         15.88         (77)
      Equity to assets (average)                      7.90          7.62          7.59          7.50          7.77          28


PER SHARE SUMMARY
      Earnings per share - primary             $      0.68   $      0.70   $      0.57   $      0.67   $      0.67        (2.9)%
      Earnings per share - fully diluted              0.68          0.70          0.57          0.67          0.67        (2.9)
      Cash dividends paid                             0.25          0.25          0.25          0.25          0.25         --
      Book value per share                           19.08         18.51         18.04         17.27         17.43         3.1
      Closing market price                          39.000        44.625        38.625        36.750        36.750       (12.6)


KEY INTANGIBLE ASSETS **
      Goodwill                                 $    63,122   $    64,411   $    66,348   $    50,599   $    51,584        (2.0)%
      Deposit base premium                           2,272         2,401         2,742         2,896         3,050        (5.4)
      Mortgage servicing rights                     21,481        21,046        19,712        17,114        16,122         2.1

ASSET QUALITY SUMMARY **
      Nonperforming assets                     $    26,768   $    22,873   $    20,398   $    22,466   $    21,104        17.0%
      Allowance for loan losses                     58,762        58,715        60,329        58,011        56,483         0.1
      Nonperforming assets to total assets            0.42%         0.36%         0.33%         0.38%         0.36%          6 bp
      Allowance for loan losses to loans              1.42          1.43          1.43          1.44          1.45          (1)
      Net charge-offs to average loans #              0.28          0.41          0.13          0.09          0.07         (13)


====================================================================================================================================
  bp Change is measured as difference in basis points.
    * Balance sheet amounts are based on average balances unless otherwise noted.
  ** Balance sheet amounts are based on period end balances unless otherwise noted.
*** Noninterest expense divided by sum of noninterest income plus net interest income, taxable equivalent basis.
    + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.